United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-2677

(Investment Company Act File Number)

Federated Hermes Municipal Bond Fund, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 03/31/21

Date of Reporting Period: 03/31/21

Item 1.	Reports to Stockholders

Annual Shareholder Report
March 31, 2021

Share Class | Ticker	A | LMSFX	B | LMSBX	C | LMSCX
	F | LMFFX	Institutional | LMBIX

Federated Hermes Municipal Bond Fund, Inc.
(formerly, Federated Municipal Bond Fund, Inc.)
Fund Established 1976

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from April 1, 2020 through March 31, 2021.
While the pandemic continues to present challenges to our lives, families and businesses, I want you to know that Federated Hermes remains dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Municipal Bond Fund, Inc. (the “Fund”), based on net asset value for the 12-month reporting period ended March 31, 2021, was 5.95% for the Class A Shares, 5.16% for the Class B Shares, 5.16% for the Class C Shares, 6.06% for the Class F Shares and 6.23% for the Institutional Shares. The 6.23% total return for the Institutional Shares for the reporting period consisted of 2.58% of tax-exempt dividends and reinvestments and 3.65% appreciation in the net asset value of the shares.1 The total return for the S&P Municipal Bond Index (SPMBI),2 the Fund’s broad-based securities market index, was 5.29% during the same period. The total return for the S&P Municipal Bond 3-Year Plus Index (SPMBI3)3 was 6.00% during the reporting period. The total return of the Morningstar Municipal National Long Funds Average (MNLFA),4 a peer group average for the Fund, was 7.30%, during the same period. The Fund’s and MNLFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the SPMBI or SPMBI3.
During the reporting period, the most significant factors affecting the Fund’s performance relative to the SPMBI3 were: (a) the effective duration of its portfolio (which indicates the portfolio’s sensitivity to changes in interest rates);5,6 (b) the allocation of the portfolio among securities of similar issuers (referred to as “sectors”); and (c) the credit quality (which is measured by credit rating) of portfolio securities.7
The following discussion focuses on the performance of the Fund’s Institutional Shares relative to the SPMBI3.
MARKET OVERVIEW
During the reporting period, 10-year Treasury yields increased from a low of 0.51% in August 2020 to a high of 1.74% in March 2021 and averaged 0.872%.
During the reporting period, the Federal Reserve (the “Fed”) had been committed to using its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals.
The pandemic caused tremendous human and economic hardship across the U.S. and around the world. Following a moderation in the pace of the recovery, indicators of economic activity and employment turned up. The sectors most adversely affected by the pandemic remained weak and inflation continued to run below 2 percent. Overall financial conditions remained accommodative, reflecting the Fed’s policy measures to support the economy and the flow of credit to U.S. households and businesses. The path of the U.S. economy will
Annual Shareholder Report

depend significantly on the course of the virus, including progress on vaccinations. The ongoing public health crisis continues to weigh on economic activity, employment and inflation, and it still poses risks to the economic outlook.
The evolving outlooks for the path of the virus and for fiscal policy were the main drivers of financial markets over the reporting period. Progress on vaccinations had been slower than expected, and the near-term trajectory of the pandemic worsened, weighing on economic activity. However, even with the appearance of new strains of the virus, market confidence in the ultimate efficacy of the vaccination efforts seemed to remain high. The emergence of a narrow Democratic majority in the Senate bolstered investor expectations for additional fiscal stimulus, prompting upward revisions to forecasts for economic growth this year.
Against this backdrop, longer-term Treasury yields rose notably over the reporting period. Longer-dated real yields were lifted by expectations for improved growth and increased Treasury issuance but remained deeply negative. Measures of inflation compensation increased over the period, with the 5-year, 5-year-forward measure rising to a level of around 2 percent. Overall financial conditions eased further, on net, as the recent rally in risk assets continued. Gains in U.S. equities again centered on cyclical sectors and smaller capitalization firms most sensitive to growth. Credit spreads narrowed further, especially for riskier borrowers.
Recent data pointed to a sharp slowing in foreign economic growth. Amid a further intensification of the pandemic, many foreign governments tightened social-distancing restrictions. In a few countries, the emergence of new and more contagious virus strains was accompanied by a surge in cases and deaths. The increased virus spread and restrictions appeared to take a toll on foreign economic activity, particularly in Europe.
While generally acknowledging that the medium-term outlook for real GDP growth and employment had improved, the markets continued to see the uncertainty surrounding that economic outlook as elevated. The pandemic continued to pose considerable risks to the economic outlook, including risks associated with new virus strains, potential public resistance to vaccination and potential difficulties in the production and distribution of vaccines. With regard to upside risks, there remained the possibility that fiscal policy could turn out to be more expansionary than anticipated, that households could display greater willingness to spend out of accumulated savings than expected, or that wide-spread vaccinations and easing of social distancing could result in a more rapid boost to spending and employment than anticipated.
The several fiscal relief packages passed by the federal government over the reporting period provided significant assistance to the municipal market. The $150 billion state and local governments received from the CARES Act’s Coronavirus Relief Fund were meant to be used for coronavirus expense reimbursement rather than as a pure cash flow injection. During the reporting
Annual Shareholder Report

period, Municipal issuers also benefited from the $454 billion economic stabilization fund–leveraged by the Fed–established under the CARES Act. Under these provisions, the Fed was allowed, though not required, to purchase municipals directly from issuers, in the secondary market, or to make loans or loan guarantees. It did not provide free, direct funding to municipal issuers. Absent support for the municipal debt market, state and local government budgets would have been further stressed at the most inopportune time, particularly as revenues decline as a result of business closures and rising unemployment.
In our view, the most important and long-awaited development during the reporting period was the passage of the $1.9 trillion American Rescue Plan. It provided an additional boost to the U.S. economy, especially for municipalities. Various municipal sectors received direct financial help, including state and local governments, which received $360 billion. This included $350 billion in direct payments and $10 billion for a Coronavirus Capital Projects Fund. Overall, $300 billion will be allocated for public health, Medicaid, CHIP and schools, $30 billion for transportation and $15 billion for airlines. State and local governments will not be allowed to use the money to lower taxes, nor replenish their pension funds, although with respect to the latter, they might still be able to fund them out of their general accounts. Moreover, from the bondholder point of view, municipalities may use a portion of the funding for pensions, due to their high implied returns (close to 7%), and/or to retire some outstanding debt.
State and local employment, which has been lagging the job recovery in the private sector, also got a much needed boost. Some of the funds will also likely be used for capital expenditure, but municipalities might wait to see if they can get additional federal help in an infrastructure package later this year. Rating agencies have also acknowledged positive credit implications of the American Rescue Plan as issuers with negative credit outlooks, where funding of near-term deficits is a concern, will benefit the most from the package.
The municipal bond market’s technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt in 2020 had been relatively comparable to previous periods, even though the ability to advance refund existing debt became disallowed. Flows from investors into intermediate, long and high-yield municipal bonds turned significantly negative once the coronavirus and its impact on the world economy became apparent. Municipal fund flows then almost fully recovered as the impacts from the government’s response to the virus were curtailed and federal aid flowed to the municipal market from the U.S. government.
DURATION
As determined at the end of the reporting period, the Fund’s dollar-weighted average duration for the reporting period was 5.09 years. The Fund’s average duration was shorter than the average duration of the SPMBI3 during the
Annual Shareholder Report

reporting period. Tax-exempt municipal bond yields decreased moderately over the reporting period. Yields decreased more for bonds with shorter maturities as compared to longer maturity bonds as the yield curve steepened during the reporting period. As a result of the Fund’s favorable yield curve positioning in outperforming maturities of the yield curve relative to the SPMBI3, a modest positive contribution was generated from the yield curve. However, the Fund’s shorter duration position resulted in an overall negative impact on Fund performance from duration over the reporting period.
SeCTOR ALLOCATION
During the reporting period, the Fund’s sector allocations had a negative impact on Fund performance. The Fund’s exposure relative to the SPMBI3 in hospitals and industrial development revenue municipal bonds added positive excess return due to the outperformance of these sectors. The Fund generated negative excess returns due to its overweight position in underperforming sectors such as public power and higher education debt relative to the SPMBI3.
credit QUALITY8
During the reporting period, investor appetite for lower credit quality debt increased as economic realities adjusted to the impact of the U.S. government’s massive fiscal stimulus on employment and GDP. This resulted in outperformance of bonds rated “A,” “BBB” and below investment-grade (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality) of the SPMBI3. The Fund’s exposure to “A,” “BBB” and noninvestment-grade debt added positive excess return as these securities experienced spread narrowing versus higher quality debt over the reporting period. The Fund’s underweight position, relative to the SPMBI3, in “AAA” and “AA” (or unrated comparable quality) debt during the reporting period also had a positive impact on the Fund’s performance as bonds in this rating category underperformed the SPMBI3.
1
Income may be subject to state and local taxes. The investment adviser (“Adviser”) may also invest the Fund’s assets in securities whose interest (while exempt from the federal regular income tax) may be subject to (or may be a specific preference item for purposes of) the federal alternative minimum income tax (AMT) for individuals.
2
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the SPMBI.
3
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the SPMBI3.
4
Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MNLFA.
5
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management’s Discussion of Fund Performance, duration is determined using a third-party analytical system.
6
Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

7
Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
8
Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund’s Adviser believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor’s, Moody’s Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; credit ratings of “BBB” are considered to be medium/good credit quality and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Municipal Bond Fund, Inc. (the “Fund”) from March 31, 2011 to March 31, 2021, compared to the S&P Municipal Bond Index (SPMBI),2 S&P Municipal Bond 3-Year Plus Index (SPMBI3) 3 and the Morningstar Municipal National Long Funds Average (MNLFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of March 31, 2021
■ Total returns shown for the A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■ Total returns shown for the C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 3/31/2021
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	1.21%	2.30%	4.00%
Class B Shares	-0.34%	2.08%	3.81%
Class C Shares	4.16%	2.45%	3.65%
Class F Shares	3.96%	3.03%	4.37%
Institutional Shares[5]	6.23%	3.30%	4.51%
SPMBI	5.29%	3.44%	4.60%
SPMBI3	6.00%	3.89%	5.25%
MNLFA	7.30%	3.55%	4.89%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The SPMBI, SPMBI3 and the MNLFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.
2
The SPMBI is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the AMT. Eligibility criteria for inclusion in the SPMBI include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor’s Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The SPMBI is rebalanced monthly. The SPMBI is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Unlike the Fund, the SPMBI is unmanaged and is not affected by cash flows. It is not possible to invest directly in this index.
Annual Shareholder Report

3
The SPMBI3 represents the portion of the SPMBI composed solely of bonds with remaining maturities of three years or more. The SPMBI3 is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund’s performance. Unlike the Fund, the SPMBI3 is unmanaged and is not affected by cash flows. It is not possible to invest directly in this index.
4
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5
The Fund’s Institutional Shares commenced operations on July 27, 2017. For the period prior to the commencement of operations of Institutional Shares, the performance information shown for the Fund’s Institutional Shares is for the Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares. The performance of Class A has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to Class A Shares that may have occurred during the periods prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At March 31, 2021, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Hospital	15.4%
Toll Road	12.7%
Airport	7.7%
Public Power	6.5%
General Obligation—State	6.5%
Water & Sewer	5.8%
Dedicated Tax	5.4%
General Obligation—Local	5.3%
Refunded	5.1%
General Obligation—State Appropriation	3.6%
Other[2]	25.7%
Derivative Contracts[3,4]	0.0%
Other Assets and Liabilities—Net[5]	0.3%
TOTAL	100%
1
Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser. For securities that have been enhanced by a third party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser. Refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2
For purposes of this table, sector classifications constitute 74.0% of the Fund’s total net assets. Remaining sectors have been aggregated under the designation “Other.”
3
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investment in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4
Represents less than 0.1%.
5
Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
March 31, 2021
Principal Amount or Shares			Value
		MUNICIPAL BONDS—96.8%
		Arizona—3.7%
$3,000,000		Arizona Board of Regents (Arizona State University), (Series 2016B), 5.000%, 7/1/2047	$3,543,814
500,000		Arizona State IDA (Phoenix Children’s Hospital), Hospital Revenue Bonds (Series 2020A), 4.000%, 2/1/2050	569,386
2,000,000		Phoenix, AZ Civic Improvement Corp.—Airport System, Junior Line Airport Revenue Bonds (Series 2019A), 4.000%, 7/1/2044	2,266,868
1,740,000		Phoenix, AZ IDA (GreatHearts Academies), Education Facility Revenue Bonds (Series 2014A), 5.000%, 7/1/2044	1,863,325
2,000,000		Salt River Project, AZ Agricultural Improvement & Power District, Electric System Revenue Bonds (Series 2019A), 5.000%, 1/1/2035	2,600,793
1,000,000		Salt River Project, AZ Agricultural Improvement & Power District, Electric System Revenue Refunding Bonds (Series 2017A), 5.000%, 1/1/2038	1,228,751
		TOTAL	12,072,937
		California—6.8%
1,500,000	[1]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2001A) FRNs, 1.300% (SIFMA 7-day +1.250%), Mandatory Tender 4/1/2027	1,560,360
2,000,000		California Health Facilities Financing Authority (Providence St. Joseph Health), Revenue Bonds (Series 2014B), 5.000%, 10/1/2044	2,277,803
1,000,000		California Health Facilities Financing Authority (Stanford Health Care), Revenue Bonds (Series 2015A), 5.000%, 8/15/2054	1,158,096
1,140,000		Los Angeles Department of Water & Power (Los Angeles, CA Department of Water & Power (Electric/Power System)), Power System Revenue Bonds (Series 2020A), 5.000%, 7/1/2029	1,505,044
2,000,000		Los Angeles Department of Water & Power (Los Angeles, CA Department of Water & Power (Water Works/System)), Water System Revenue Bonds (Series 2013B), 5.000%, 7/1/2033	2,207,913
1,000,000		Los Angeles, CA Department of Airports (Los Angeles International Airport), Subordinate Revenue Bonds (Series 2018A), 5.000%, 5/15/2044	1,192,496
3,000,000		Roseville, CA Natural Gas Financing Authority, Gas Revenue Bonds (Series 2007), (Bank of America Corp. GTD), 5.000%, 2/15/2025	3,485,718
2,000,000		San Diego, CA Unified School District, UT GO Bonds (Election 2012 Series-I), 5.000%, 7/1/2047	2,459,675
2,000,000		San Francisco, CA City & County Airport Commission, Second Series Revenue Bonds (Series 2019A), 5.000%, 5/1/2035	2,484,460
Annual Shareholder Report

Principal Amount or Shares		Value
	MUNICIPAL BONDS—continued
	California—continued
$2,000,000	San Francisco, CA Public Utilities Commission (Water Enterprise), Water Revenue Bonds (Series 2017 Sub-Series D), 5.000%, 11/1/2034	$2,493,293
1,000,000	Transbay Joint Powers Authority, CA, Senior Tax Allocation Bonds Green Bonds (Series 2020A), 5.000%, 10/1/2045	1,223,290
	TOTAL	22,048,148
	Colorado—4.8%
1,000,000	Colorado State Health Facilities Authority Revenue (CommonSpirit Health), Revenue Bonds (Series 2019A-1), 4.000%, 8/1/2037	1,143,444
1,000,000	Colorado State Health Facilities Authority Revenue (CommonSpirit Health), Revenue Bonds (Series 2019A-1), 5.000%, 8/1/2036	1,241,382
1,000,000	Denver, CO City & County Department of Aviation (Denver, CO City & County Airport Authority), Airport System Revenue Bonds (Series 2018A), 5.000%, 12/1/2048	1,189,407
2,000,000	Denver, CO Convention Center Hotel Authority, Senior Revenue Refunding Bonds (Series 2016), 5.000%, 12/1/2027	2,359,942
2,800,000	E-470 Public Highway Authority, CO, Senior Revenue Bonds (Series 2020A), 5.000%, 9/1/2040	3,131,841
2,500,000	Regional Transportation District, CO (Denver Transit Partners Eagle P3 Project), Private Activity Bonds (Series 2020A), 4.000%, 7/15/2035	2,950,146
3,250,000	University of Colorado Hospital Authority, Revenue Bonds (Series 2012A), 5.000%, 11/15/2036	3,466,103
	TOTAL	15,482,265
	Connecticut—1.7%
3,000,000	Connecticut State HEFA (Trinity Healthcare Credit Group), Revenue Bonds (Series 2016CT), 5.000%, 12/1/2045	3,558,986
1,000,000	Connecticut State Special Transportation Fund, Special Tax Obligation Bonds Transportation Infrastructure Purpose (Series 2018B), 5.000%, 10/1/2036	1,237,141
750,000	Connecticut State Special Transportation Fund, Special Tax Obligation Bonds Transportation Infrastructure Purposes (Series 2020A), 4.000%, 5/1/2036	873,613
	TOTAL	5,669,740
	District of Columbia—2.3%
2,500,000	District of Columbia (KIPP DC), Refunding Revenue Bonds (Series 2017A), 5.000%, 7/1/2048	2,893,504
1,200,000	District of Columbia Revenue (District of Columbia International School), Revenue Bonds (Series 2019), 5.000%, 7/1/2049	1,367,628
1,800,000	District of Columbia Revenue (Friendship Public Charter School, Inc.), Revenue Bonds (Series 2016A), 5.000%, 6/1/2041	2,042,281
Annual Shareholder Report

Principal Amount or Shares		Value
	MUNICIPAL BONDS—continued
	District of Columbia—continued
$15,000	District of Columbia Revenue (Georgetown University), University Refunding Revenue Bonds (Series 2017), (United States Treasury PRF 4/1/2027@100), 5.000%, 4/1/2036	$18,687
985,000	District of Columbia Revenue (Georgetown University), University Refunding Revenue Bonds (Series 2017), 5.000%, 4/1/2036	1,156,475
	TOTAL	7,478,575
	Florida—7.8%
1,500,000	Broward County, FL Airport System, Airport System Revenue Bonds (Series 2012Q-1), (United States Treasury PRF 10/1/2022@100), 5.000%, 10/1/2037	1,609,090
1,000,000	Central Florida Expressway Authority, Senior Lien Revenue Refunding Bonds (Series 2017), 5.000%, 7/1/2038	1,219,226
1,000,000	Florida State Mid-Bay Authority, First Senior Lien Revenue Bonds (Series 2015A), 5.000%, 10/1/2035	1,140,350
2,000,000	Greater Orlando, FL Aviation Authority, Subordinate Airport Facilities Revenue Bonds (Series 2017A), 5.000%, 10/1/2036	2,393,801
1,000,000	Jacksonville, FL (Brooks Rehabilitation), Health Care Facilities Revenue Bonds (Series 2020), 5.000%, 11/1/2050	1,196,519
1,000,000	Miami-Dade County, FL (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.750%, 10/1/2030	1,127,915
1,000,000	Miami-Dade County, FL (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.750%, 10/1/2032	1,127,915
2,000,000	Miami-Dade County, FL Aviation, Aviation Revenue Refunding Bonds (Series 2015A), 5.000%, 10/1/2038	2,322,170
380,000	Miami-Dade County, FL Aviation, Aviation Revenue Refunding Bonds (Series 2020A), 4.000%, 10/1/2041	442,350
2,000,000	Miami-Dade County, FL Expressway Authority, Toll System Refunding Revenue Bonds (Series 2016A), 5.000%, 7/1/2032	2,398,994
1,250,000	Miami-Dade County, FL Expressway Authority, Toll System Revenue Bonds (Series 2010), (Original Issue Yield: 5.100%), 5.000%, 7/1/2040	1,253,352
1,500,000	Miami-Dade County, FL HFA (Nicklaus Children’s Hospital), Hospital Revenue Refunding Bonds (Series 2017), 5.000%, 8/1/2042	1,776,168
1,000,000	Miami-Dade County, FL IDA (Doral Academy), Industrial Development Revenue Bonds (Series 2017), 5.000%, 1/15/2048	1,118,886
2,875,000	Miami-Dade County, FL Transit System, Sales Surtax Revenue Bonds (Series 2012), (United States Treasury PRF 7/1/2022@100), 5.000%, 7/1/2042	3,049,001
1,500,000	Tallahassee, FL Energy System, Revenue Refunding Bonds (Series 2017), 5.000%, 10/1/2036	1,771,814
Annual Shareholder Report

Principal Amount or Shares			Value
		MUNICIPAL BONDS—continued
		Florida—continued
$1,000,000		Tampa, FL (H. Lee Moffitt Cancer Center), Hospital Revenue Bonds (Series 2020B), 4.000%, 7/1/2045	$1,127,510
		TOTAL	25,075,061
		Georgia—2.1%
3,000,000		Atlanta, GA Water & Wastewater, Revenue Refunding Bonds (Series 2015), 5.000%, 11/1/2040	3,485,645
335,000		Geo. L. Smith II Georgia World Congress Center Authority, Convention Center Hotel First Tier Revenue Bonds (Series 2021A), 4.000%, 1/1/2054	371,481
3,000,000	[1]	Main Street Natural Gas, Inc., GA, Gas Supply Revenue Bonds (Series 2018D) FRNs, (Royal Bank of Canada GTD), 0.907% (1-month USLIBOR x 0.67 +0.830%), Mandatory Tender 12/1/2023	3,023,773
		TOTAL	6,880,899
		Illinois—4.9%
1,000,000		Chicago, IL Board of Education, UT GO Bonds (Series 2021A), 5.000%, 12/1/2040	1,207,533
310,000		Chicago, IL O’Hare International Airport, General Airport Senior Lien Revenue Refunding Bonds (Series 2016B), 5.000%, 1/1/2041	359,519
2,000,000		Chicago, IL O’Hare International Airport, Passenger Facility Charge Revenue Refunding Bonds (Series 2012A), 5.000%, 1/1/2031	2,066,784
1,500,000		Chicago, IL Sales Tax, Revenue Bonds (Series 2011A), (United States Treasury PRF 1/1/2022@100), 5.250%, 1/1/2038	1,557,156
750,000		Chicago, IL Water Revenue, Second Lien Water Revenue Bonds (Series 2014), 5.000%, 11/1/2044	845,979
3,000,000		Illinois Finance Authority (Northwestern Memorial Healthcare), Revenue Bonds (Series 2017A), 5.000%, 7/15/2042	3,611,094
890,000		Illinois State, GO Bonds (Series 2017D), 5.000%, 11/1/2028	1,050,053
1,110,000		Illinois State, UT GO Bonds (Series 2017D), 5.000%, 11/1/2026	1,307,174
2,000,000		Illinois State, UT GO Bonds (Series 2020C), (Original Issue Yield: 4.340%), 4.000%, 10/1/2041	2,183,085
1,000,000		Illinois State, UT GO Bonds (Series June 2013), (Original Issue Yield: 5.280%), 5.250%, 7/1/2028	1,080,437
460,000		Illinois State, UT GO Refunding Bonds (Series 2021A), 4.000%, 3/1/2041	504,531
		TOTAL	15,773,345
		Indiana—0.8%
1,155,000		Indiana Municipal Power Agency, Power Supply System Refunding Revenue Bonds (Series 2012A), 5.000%, 1/1/2028	1,221,057
Annual Shareholder Report

Principal Amount or Shares			Value
		MUNICIPAL BONDS—continued
		Indiana—continued
$1,300,000		Indiana Municipal Power Agency, Power Supply System Revenue Bonds (Series 2013A), (United States Treasury PRF 7/1/2023@100), 5.250%, 1/1/2030	$1,445,956
		TOTAL	2,667,013
		Massachusetts—3.9%
3,000,000		Commonwealth of Massachusetts, UT GO Bonds (Series 2018C), 5.250%, 9/1/2043	3,795,192
250,000		Massachusetts Development Finance Agency (Southcoast Health System Obligated Group), Revenue Bonds (Series 2021G), 4.000%, 7/1/2046	286,966
3,000,000		Massachusetts Port Authority, Revenue Bonds (Series 2015A), 5.000%, 7/1/2045	3,491,471
2,000,000		Massachusetts School Building Authority, Subordinated Dedicated Sales Tax Revenue Bonds (Series 2018A), 5.250%, 2/15/2048	2,454,205
2,000,000		Massachusetts Water Resources Authority, General Revenue Refunding Bonds (Series 2017C), 5.000%, 8/1/2032	2,484,799
		TOTAL	12,512,633
		Michigan—1.5%
1,000,000		Detroit, MI, UT GO Bonds (Series 2020), 5.500%, 4/1/2045	1,225,285
2,000,000		Michigan Strategic Fund (I-75 Improvement Project), Limited Obligation Revenue Bonds (Series 2018), 5.000%, 12/31/2043	2,388,339
1,000,000		Royal Oak, MI Hospital Finance Authority (Beaumont Health Credit Group), Refunding Revenue Bonds (Series 2014D), 5.000%, 9/1/2039	1,115,182
		TOTAL	4,728,806
		Mississippi—0.3%
940,000		Warren County, MS Gulf Opportunity Zone (International Paper Co.), Gulf Opportunity Zone Bonds (Series 2011A), 5.375%, 12/1/2035	966,414
		Nebraska—0.7%
2,000,000		Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3) (Series 2012), (Original Issue Yield: 5.050%), (Goldman Sachs Group, Inc. GTD), 5.000%, 9/1/2042	2,123,557
		Nevada—0.9%
2,000,000		Clark County, NV, Limited Tax GO Detention Center Bonds (Series 2019), 5.000%, 6/1/2032	2,558,326
305,000	[2]	Director of the State of Nevada Department of Business and Industry (Doral Academy of Nevada CS), Charter School Revenue Bonds (Series 2017A), 5.000%, 7/15/2047	328,162
		TOTAL	2,886,488
Annual Shareholder Report

Principal Amount or Shares		Value
	MUNICIPAL BONDS—continued
	New Hampshire—0.5%
$100,000	National Finance Authority, NH (Covanta Energy Corp.), Resource Recovery Revenue Refunding Bonds (Series 2020B) TOBs, 3.750%, Mandatory Tender 7/2/2040	$103,284
1,500,000	National Finance Authority, NH (Springpoint Senior Living), Senior Living Revenue Refunding Bonds (Series 2021), 4.000%, 1/1/2051	1,629,298
	TOTAL	1,732,582
	New Jersey—7.1%
1,500,000	New Jersey EDA (New Jersey State), School Construction Bonds (Series 2021QQQ), 4.000%, 6/15/2046	1,674,218
155,000	New Jersey EDA (New Jersey State), School Facilities Construction Bonds (Series 2015 WW), (United States Treasury PRF 6/15/2025@100), 5.250%, 6/15/2040	185,807
2,725,000	New Jersey EDA (New Jersey State), School Facilities Construction Bonds (Series 2015 WW), 5.250%, 6/15/2040	3,103,489
665,000	New Jersey EDA (Port Newark Container Terminal LLC), Special Facilities Revenue and Refunding Bonds (Series 2017), 5.000%, 10/1/2047	752,520
1,250,000	New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group), Revenue Bonds (Series 2014A), 5.000%, 7/1/2043	1,411,637
1,500,000	New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation Program Bonds (Series 2020AA), 4.000%, 6/15/2045	1,676,742
1,500,000	New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation System Bonds (Series 2018A), 5.000%, 12/15/2035	1,823,295
2,000,000	New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2015E), 5.000%, 1/1/2034	2,300,796
1,000,000	New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2017A), 5.000%, 1/1/2029	1,217,792
2,000,000	Rutgers, The State University of New Jersey, GO Refunding Bonds (Series 2013J), (United States Treasury PRF 5/1/2023@100), 5.000%, 5/1/2030	2,199,737
850,000	South Jersey Transportation Authority, Transportation System Revenue Bonds (Series 2020A), 5.000%, 11/1/2045	1,052,375
4,700,000	Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Subordinate Refunding Bonds (Series 2018B), 5.000%, 6/1/2046	5,460,670
	TOTAL	22,859,078
	New Mexico—0.8%
2,175,000	New Mexico State Hospital Equipment Loan Council (Presbyterian Healthcare Services), Hospital System Revenue Bonds (Series 2017A), 5.000%, 8/1/2046	2,587,274
Annual Shareholder Report

Principal Amount or Shares		Value
	MUNICIPAL BONDS—continued
	New York—9.1%
$1,000,000	Hudson Yards Infrastructure Corp., NY, Second Indenture Revenue Bonds (Series 2017A), 5.000%, 2/15/2045	$1,165,676
2,000,000	Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2014A), 5.000%, 9/1/2044	2,249,893
480,000	Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2020A), 4.000%, 9/1/2039	564,692
2,000,000	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Green Bonds (Series 2020C-1), 5.250%, 11/15/2055	2,432,872
1,000,000	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Refunding Bonds (Series 2017B), 5.000%, 11/15/2024	1,151,068
3,000,000	New York City, NY, Transitional Finance Authority, Building Aid Revenue Bonds (Series 2015S-2), 5.000%, 7/15/2041	3,481,497
3,255,000	New York City, NY, UT GO Bonds (Fiscal 2016 Series C), 5.000%, 8/1/2033	3,877,137
300,000	New York City, NY, UT GO Bonds (Fiscal 2016 Series E), 5.000%, 8/1/2032	362,846
2,470,000	New York Liberty Development Corporation (7 World Trade Center LLC), Revenue Refunding Bonds (Series 2012 Class 2), 5.000%, 9/15/2043	2,555,683
400,000	New York Liberty Development Corporation (7 World Trade Center LLC), Revenue Refunding Bonds (Series 2012 Class 3), 5.000%, 3/15/2044	415,206
2,000,000	New York State Dormitory Authority (New York State Personal Income Tax Revenue Bond Fund), General Purpose Revenue Bonds (Series 2016A), 5.000%, 2/15/2043	2,374,167
2,000,000	New York State Dormitory Authority (New York State Sales Tax Revenue Bond Fund), Revenue Bonds (Series 2018C), 5.000%, 3/15/2038	2,447,411
1,000,000	New York Transportation Development Corporation (Empire State Thruway Partners LLC), Exempt Facility Revenue Bonds (Series 2021), 4.000%, 10/31/2046	1,116,888
825,000	New York Transportation Development Corporation (JFK International Air Terminal LLC), Special Facilities Revenue Bonds (Series 2020A), 4.000%, 12/1/2039	927,840
1,800,000	New York Transportation Development Corporation (JFK International Air Terminal LLC), Special Facilities Revenue Bonds (Series 2020C), 4.000%, 12/1/2041	2,007,102
1,930,000	Port Authority of New York and New Jersey, Revenue Bonds (194th Series ), 5.000%, 10/15/2041	2,251,477
	TOTAL	29,381,455
Annual Shareholder Report

Principal Amount or Shares		Value
	MUNICIPAL BONDS—continued
	North Carolina—0.7%
$1,000,000	North Carolina Medical Care Commission (United Methodist Retirement Homes), Revenue Refunding Bonds (Series 2017A), 5.000%, 10/1/2037	$1,083,064
1,000,000	North Carolina Medical Care Commission (United Methodist Retirement Homes), Revenue Refunding Bonds (Series 2017A), 5.000%, 10/1/2047	1,075,223
	TOTAL	2,158,287
	Ohio—5.6%
2,000,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2020B-2 Class 2), 5.000%, 6/1/2055	2,253,220
1,000,000	Cincinnati, OH, UT GO Various Purpose Improvement Bonds (Series 2019), 5.000%, 12/1/2032	1,297,350
3,180,000	Cuyahoga County, OH Hospital Authority (MetroHealth System), Hospital Revenue Bonds (Series 2017), (Original Issue Yield: 5.030%), 5.000%, 2/15/2057	3,612,862
1,500,000	Ohio Air Quality Development Authority (Pratt Paper, LLC), Exempt Facilities Revenue Bonds (Series 2017), 4.500%, 1/15/2048	1,665,175
2,000,000	Ohio State Higher Educational Facility Commission (Cleveland Clinic), Revenue Bonds (Series 2012), (United States Treasury PRF 1/1/2022@100), 5.000%, 1/1/2038	2,072,515
3,000,000	Ohio State Treasurer Private Activity (Portsmouth Gateway Group LLC), Revenue Bonds (Series 2015), 5.000%, 12/31/2039	3,394,960
1,000,000	Ohio State University, Special Purpose General Receipts Bonds (Series 2013A), 5.000%, 6/1/2038	1,092,397
2,000,000	Ohio State, Common Schools UT GO Bonds (Series 2019A), 5.000%, 6/15/2036	2,562,673
	TOTAL	17,951,152
	Oklahoma—1.8%
2,000,000	Oklahoma Development Finance Authority (OU Medicine), Hospital Revenue Bonds (Series 2018B), 5.500%, 8/15/2057	2,422,149
2,795,000	Oklahoma State Turnpike Authority, Second Senior Revenue Bonds (Series 2017C), 5.000%, 1/1/2047	3,296,776
	TOTAL	5,718,925
	Oregon—0.4%
1,000,000	Medford, OR Hospital Facilities Authority (Asante Health System), Revenue and Refunding Bonds (Series 2020A), 5.000%, 8/15/2050	1,247,914
	Pennsylvania—7.9%
1,000,000	Allegheny County, PA Sanitation Authority, Sewer Revenue Bonds (Series 2015), 5.000%, 12/1/2040	1,176,976
Annual Shareholder Report

Principal Amount or Shares		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$450,000	Berks County, PA IDA (Highlands at Wyomissing), Healthcare Facilities Revenue Bonds (Series 2017A), 5.000%, 5/15/2032	$515,023
500,000	Berks County, PA IDA (Highlands at Wyomissing), Healthcare Facilities Revenue Bonds (Series 2017A), 5.000%, 5/15/2042	556,919
1,500,000	Delaware River Joint Toll Bridge Commission, Revenue Bonds (Series 2017), 5.000%, 7/1/2042	1,808,258
2,000,000	Delaware River Port Authority, Revenue Bonds (Series 2013), 5.000%, 1/1/2030	2,246,915
2,000,000	Geisinger Authority, PA Health System (Geisinger Health System), Revenue Refunding Bonds (Series 2017A-1), 5.000%, 2/15/2045	2,358,018
2,000,000	Northampton County, PA General Purpose Authority (St. Luke’s University Health Network), Hospital Revenue Bonds (Series 2018A), (Original Issue Yield: 4.090%), 4.000%, 8/15/2048	2,209,962
2,970,000	Pennsylvania Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement), Tax-Exempt Private Activity Revenue Bonds (Series 2015), 5.000%, 12/31/2034	3,459,792
2,000,000	Pennsylvania State Higher Education Facilities Authority (University of Pennsylvania Health System), 4.000%, 8/15/2042	2,257,287
1,000,000	Pennsylvania State Higher Education Facilities Authority (University of Pennsylvania), Revenue Bonds (Series 2018A), 5.000%, 2/15/2048	1,210,993
2,500,000	Pennsylvania State Turnpike Commission, Turnpike Subordinate Revenue Bonds (Series 2021A), 4.000%, 12/1/2050	2,862,419
2,000,000	Pennsylvania State University, Revenue Bonds (Series 2020A), 5.000%, 9/1/2045	2,512,840
2,000,000	Philadelphia, PA, GO Bonds (Series 2019B), 5.000%, 2/1/2037	2,518,914
	TOTAL	25,694,316
	Puerto Rico—1.7%
2,000,000	Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Bonds (Series 2019A), (Original Issue Yield: 5.154%), 5.000%, 7/1/2058	2,202,360
1,000,000	Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Bonds (Series 2019A-1), 4.750%, 7/1/2053	1,085,904
2,065,000	Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Bonds (Series 2019A-2), 4.784%, 7/1/2058	2,234,547
	TOTAL	5,522,811
	South Carolina—1.4%
2,000,000	Greenville, SC Health System, Hospital Revenue Bonds (Series 2014B), 5.000%, 5/1/2034	2,208,589
615,000	Greenville, SC Health System, Hospital Revenue Bonds (Series 2014B), 5.000%, 5/1/2039	676,608
Annual Shareholder Report

Principal Amount or Shares		Value
	MUNICIPAL BONDS—continued
	South Carolina—continued
$1,500,000	South Carolina Jobs-EDA (Prisma Health Obligated Group), Hospital Revenue Bonds (Series 2018A), 5.000%, 5/1/2048	$1,765,246
	TOTAL	4,650,443
	Tennessee—1.6%
1,335,000	Metropolitan Government of Nashville & Davidson County, TN Health & Educational Facilities Board (Vanderbilt University Medical Center), Revenue Bonds (Series 2016A), 5.000%, 7/1/2046	1,561,818
1,000,000	Metropolitan Nashville Tennessee Airport Authority, Subordinate Airport Revenue Bonds (Series 2019A), 5.000%, 7/1/2054	1,232,755
2,000,000	Metropolitan Nashville Tennessee Airport Authority, Subordinate Airport Revenue Bonds (Series 2019B), 4.000%, 7/1/2054	2,233,532
	TOTAL	5,028,105
	Texas—8.2%
1,130,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds (Series 2021B), 5.000%, 1/1/2031	1,480,697
2,225,000	Dallas, TX Area Rapid Transit, Senior Lien Sales Tax Revenue Refunding Bonds (Series 2016A), 5.000%, 12/1/2048	2,597,821
1,250,000	Dallas-Fort Worth, TX International Airport, Joint Revenue Refunding Bonds (Series 2020A), 4.000%, 11/1/2035	1,495,623
2,000,000	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Bonds (Series 2014A), (United States Treasury PRF 12/1/2024@100), 5.000%, 12/1/2029	2,335,907
2,000,000	Houston, TX Combined Utility System, First Lien Revenue & Refunding Bonds (Series 2016B), 4.000%, 11/15/2037	2,286,702
1,000,000	Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2020A), 5.000%, 5/15/2045	1,243,356
1,180,000	Port of Houston Authority, TX, UT GO Refunding Bonds (Series 2018A), 5.000%, 10/1/2031	1,500,944
1,500,000	San Antonio, TX Electric & Gas System, Revenue Refunding Bonds (New Series 2015), 5.000%, 2/1/2032	1,782,424
2,000,000	San Antonio, TX Electric & Gas System, Revenue Refunding Bonds (Series 2016), 4.000%, 2/1/2034	2,293,026
2,030,000	Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Senior Lien Revenue Bonds (Series 2006A), (Bank of America Corp. GTD), 5.250%, 12/15/2026	2,502,663
3,000,000	Texas Private Activity Bonds Surface Transportation Corporation (LBJ Infrastructure Group LLC), Senior Lien Revenue Refunding Bonds I-635 Managed Lanes Project (Series 2020A), 4.000%, 12/31/2039	3,417,776
Annual Shareholder Report

Principal Amount or Shares			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$3,000,000		Trinity River Authority Texas Regional Wastewater System, Revenue Refunding Bonds (Series 2016), 5.000%, 8/1/2026	$3,686,220
		TOTAL	26,623,159
		Utah—0.7%
2,000,000		Salt Lake City, UT Airport Revenue, Airport Revenue Bonds (Series 2018A), 5.000%, 7/1/2048	2,374,085
		Virginia—1.0%
1,200,000		Chesapeake Bay Bridge & Tunnel District, VA, First Tier General Resolution Revenue Bonds (Series 2016), 5.000%, 7/1/2051	1,373,572
1,500,000		Hampton Roads, VA Sanitation District, Subordinate Wastewater Revenue Bonds (Series 2016A), (United States Treasury PRF 8/1/2026@100), 5.000%, 8/1/2043	1,843,427
		TOTAL	3,216,999
		Washington—4.3%
2,000,000		Port of Seattle, WA Revenue, Intermediate Lien Revenue Bonds (Series 2018A), 5.000%, 5/1/2043	2,320,426
1,875,000	[1,2]	Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226A) MUNINVs, 6.401%, 1/1/2046	2,373,710
1,680,000	[1,2]	Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226B) MUNINVs, 6.401%, 1/1/2047	2,123,380
1,250,000		Washington State Health Care Facilities Authority (Providence St. Joseph Health), Health Care Facilities Revenue Bonds (Series 2014C), 5.000%, 10/1/2044	1,415,793
2,070,000	[2]	Washington State Housing Finance Commission (Rockwood Retirement Communities), Nonprofit Housing Revenue & Refunding Revenue Bonds (Series 2020A), 5.000%, 1/1/2041	2,163,009
3,000,000		Washington State, UT GO Bonds (Series 2015A-1), 5.000%, 8/1/2040	3,534,419
		TOTAL	13,930,737
		West Virginia—0.8%
2,000,000		West Virginia State, GO State Road Bonds (Series 2019A), 5.000%, 12/1/2036	2,556,212
		Wisconsin—1.0%
800,000		Wisconsin State HEFA (ProHealth Care, Inc.), Revenue Refunding Bonds (Series 2015), 5.000%, 8/15/2039	893,244
2,000,000		Wisconsin State, UT GO Bonds (Series 2018A), 4.000%, 5/1/2034	2,287,110
		TOTAL	3,180,354
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $293,084,495)	312,779,769
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	SHORT-TERM MUNICIPALS—1.9%
		Alabama—1.6%
$5,000,000		West Jefferson, AL IDB Solid Waste Disposal (Alabama Power Co.), (Series 2008) Daily VRDNs, 0.120%, 4/1/2021	$5,000,000
		Georgia—0.1%
250,000		Monroe County, GA Development Authority (Florida Power & Light Co.), (Series 2017) Daily VRDNs, 0.120%, 4/1/2021	250,000
		Michigan—0.1%
425,000		Michigan State Housing Development Authority: Multi-Family (Canterbury House—Jackson Limited Dividend Housing Association Limited Partnership), (Series 2005) Daily VRDNs, (Federal Home Loan Bank of Indianapolis LOC), 0.090%, 4/1/2021	425,000
		Ohio—0.1%
100,000		Allen County, OH (Bon Secours Mercy Health), (Series 2010C) Daily VRDNs, (BMO Harris Bank, N.A. LOC), 0.060%, 4/1/2021	100,000
350,000		Ohio State Higher Educational Facility Commission (Cleveland Clinic), (Series 2008 B-4) Daily VRDNs, (Barclays Bank plc LIQ), 0.050%, 4/1/2021	350,000
		TOTAL	450,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $6,125,000)	6,125,000
		EXCHANGE-TRADED FUND—1.0%
50,209		VanEck Vectors High-Yield Municipal Index ETF (IDENTIFIED COST $3,012,580)	3,120,490
		TOTAL INVESTMENT IN SECURITIES—99.7% (IDENTIFIED COST $302,222,075)[3]	322,025,259
		OTHER ASSETS AND LIABILITIES - NET—0.3%[4]	891,056
		TOTAL NET ASSETS—100%	$322,916,315
Securities that are subject to the federal alternative minimum tax (AMT) represent 11.1% of the Fund’s portfolio as calculated based upon total market value (unaudited).
At March 31, 2021, the Fund had the following open futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation
Short Futures
[5]United States Treasury Ultra Long Bond	15	$2,318,906	June 2021	$103,911
Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

1
Current rate and current maturity or next reset date shown for floating rate notes and variable rate notes/demand instruments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At March 31, 2021, these restricted securities amounted to $6,988,261, which represented 2.2% of total net assets.
3
The cost of investments for federal tax purposes amounts to $302,219,820.
4
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5
Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2021.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of March 31, 2021, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Municipal Bonds	$—	$312,779,769	$—	$312,779,769
Short-Term Municipals	—	6,125,000	—	6,125,000
Exchange-Traded Fund	3,120,490	—	—	3,120,490
TOTAL SECURITIES	$3,120,490	$318,904,769	$—	$322,025,259
Other Financial Instruments:[1]
Assets	$103,911	$—	$—	$103,911
TOTAL OTHER FINANCIAL INSTRUMENTS	$103,911	$—	$—	$103,911
1
Other financial instruments are futures contracts.
Annual Shareholder Report

The following acronym(s) are used throughout this portfolio:
EDA	—Economic Development Authority
ETF	—Exchange-Traded Fund
FRNs	—Floating Rate Notes
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFA	—Housing Finance Authority
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
LIBOR	—London Interbank Offered Rate
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MUNINVs	—Municipal Inverse Floater
PRF	—Pre-refunded
SIFMA	—Securities Industry and Financial Markets Association
TOBs	—Tender Option Bonds
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.46	$10.45	$10.35	$10.38	$10.68
Income From Investment Operations:
Net investment income[1]	0.24	0.27	0.29	0.30	0.33
Net realized and unrealized gain (loss)	0.38	0.07	0.15	(0.03)	(0.31)
TOTAL FROM INVESTMENT OPERATIONS	0.62	0.34	0.44	0.27	0.02
Less Distributions:
Distributions from net investment income	(0.24)	(0.27)	(0.29)	(0.30)	(0.32)
Distributions from net realized gain	(0.05)	(0.06)	(0.05)	—	—
TOTAL DISTRIBUTIONS	(0.29)	(0.33)	(0.34)	(0.30)	(0.32)
Net Asset Value, End of Period	$10.79	$10.46	$10.45	$10.35	$10.38
Total Return[2]	5.95%	3.22%	4.38%	2.62%	0.13%
Ratios to Average Net Assets:
Net expenses[3]	0.83%[4]	0.83%[4]	0.84%[4]	0.85%	0.87%
Net investment income	2.28%	2.52%	2.84%	2.87%	3.06%
Expense waiver/reimbursement[5]	0.10%	0.11%	0.12%	0.10%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$269,587	$264,084	$276,117	$302,904	$304,271
Portfolio turnover	27%	9%	21%	26%	14%
1
Per share number has been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.83%, 0.83% and 0.84% for the years ended March 31, 2021, 2020 and 2019, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.47	$10.46	$10.36	$10.38	$10.69
Income From Investment Operations:
Net investment income[1]	0.17	0.19	0.21	0.22	0.24
Net realized and unrealized gain (loss)	0.37	0.07	0.15	(0.02)	(0.32)
TOTAL FROM INVESTMENT OPERATIONS	0.54	0.26	0.36	0.20	(0.08)
Less Distributions:
Distributions from net investment income	(0.16)	(0.19)	(0.21)	(0.22)	(0.23)
Distributions from net realized gain	(0.05)	(0.06)	(0.05)	—	—
TOTAL DISTRIBUTIONS	(0.21)	(0.25)	(0.26)	(0.22)	(0.23)
Net Asset Value, End of Period	$10.80	$10.47	$10.46	$10.36	$10.38
Total Return[2]	5.16%	2.45%	3.61%	1.92%	(0.80)%
Ratios to Average Net Assets:
Net expenses[3]	1.58%[4]	1.58%[4]	1.59%[4]	1.62%	1.68%
Net investment income	1.55%	1.78%	2.09%	2.09%	2.25%
Expense waiver/reimbursement[5]	0.10%	0.11%	0.12%	0.08%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$903	$2,303	$3,499	$4,599	$4,061
Portfolio turnover	27%	9%	21%	26%	14%
1
Per share number has been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.58%, 1.58% and 1.59% for the years ended March 31, 2021, 2020 and 2019, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.47	$10.46	$10.35	$10.39	$10.69
Income From Investment Operations:
Net investment income[1]	0.16	0.19	0.21	0.22	0.24
Net realized and unrealized gain (loss)	0.38	0.07	0.16	(0.04)	(0.31)
TOTAL FROM INVESTMENT OPERATIONS	0.54	0.26	0.37	0.18	(0.07)
Less Distributions:
Distributions from net investment income	(0.16)	(0.19)	(0.21)	(0.22)	(0.23)
Distributions from net realized gain	(0.05)	(0.06)	(0.05)	—	—
TOTAL DISTRIBUTIONS	(0.21)	(0.25)	(0.26)	(0.22)	(0.23)
Net Asset Value, End of Period	$10.80	$10.47	$10.46	$10.35	$10.39
Total Return[2]	5.16%	2.45%	3.71%	1.73%	(0.71)%
Ratios to Average Net Assets:
Net expenses[3]	1.58%[4]	1.58%[4]	1.59%[4]	1.62%	1.68%
Net investment income	1.54%	1.77%	2.09%	2.09%	2.25%
Expense waiver/reimbursement[5]	0.10%	0.11%	0.12%	0.08%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$6,103	$8,039	$8,675	$14,188	$17,548
Portfolio turnover	27%	9%	21%	26%	14%
1
Per share number has been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.58%, 1.58% and 1.59% for the years ended March 31, 2021, 2020 and 2019, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.45	$10.45	$10.34	$10.37	$10.68
Income From Investment Operations:
Net investment income[1]	0.24	0.27	0.29	0.30	0.32
Net realized and unrealized gain (loss)	0.39	0.06	0.16	(0.03)	(0.31)
TOTAL FROM INVESTMENT OPERATIONS	0.63	0.33	0.45	0.27	0.01
Less Distributions:
Distributions from net investment income	(0.24)	(0.27)	(0.29)	(0.30)	(0.32)
Distributions from net realized gain	(0.05)	(0.06)	(0.05)	—	—
TOTAL DISTRIBUTIONS	(0.29)	(0.33)	(0.34)	(0.30)	(0.32)
Net Asset Value, End of Period	$10.79	$10.45	$10.45	$10.34	$10.37
Total Return[2]	6.06%	3.12%	4.49%	2.62%	0.03%
Ratios to Average Net Assets:
Net expenses[3]	0.83%[4]	0.83%[4]	0.84%[4]	0.85%	0.87%
Net investment income	2.28%	2.52%	2.84%	2.87%	3.06%
Expense waiver/reimbursement[5]	0.10%	0.11%	0.12%	0.10%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$28,761	$29,037	$26,586	$27,081	$27,604
Portfolio turnover	27%	9%	21%	26%	14%
1
Per share number has been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.83%, 0.83% and 0.84% for the years ended March 31, 2021, 2020 and 2019, respectively, after taking into account these expense reductions.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2021	2020	2019	Period Ended 3/31/2018[1]
Net Asset Value, Beginning of Period:	$10.42	$10.44	$10.34	$10.52
Income From Investment Operations:
Net investment income[2]	0.27	0.29	0.32	0.22
Net realized and unrealized gain (loss)	0.38	0.05	0.15	(0.21)
TOTAL FROM INVESTMENT OPERATIONS	0.65	0.34	0.47	0.01
Less Distributions:
Distributions from net investment income	(0.27)	(0.30)	(0.32)	(0.19)
Distributions from net realized gain	(0.05)	(0.06)	(0.05)	—
TOTAL DISTRIBUTIONS	(0.32)	(0.36)	(0.37)	(0.19)
Net Asset Value, End of Period	$10.75	$10.42	$10.44	$10.34
Total Return[3]	6.23%	3.18%	4.65%	0.10%
Ratios to Average Net Assets:
Net expenses[4]	0.58%[5]	0.59%[5]	0.59%[5]	0.59%[6]
Net investment income	2.52%	2.75%	3.09%	3.10%[6]
Expense waiver/reimbursement[7]	0.10%	0.11%	0.12%	0.12%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$17,562	$13,182	$8,388	$2,150
Portfolio turnover	27%	9%	21%	26%[8]
1
Reflects operations for the period July 27, 2017 (date of initial investment) to March 31, 2018.
2
Per share number has been calculated using the average shares method.
3
Based on net asset value. Total returns for periods of less than one year are not annualized.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.58%, 0.59% and 0.59% for the years ended March 31, 2021, 2020 and 2019, respectively, after taking into account these expense reductions.
6
Computed on an annualized basis.
7
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
8
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended March 31, 2018.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and LiabilitiesMarch 31, 2021

Assets:
Investment in securities, at value (identified cost $302,222,075)		$322,025,259
Due from broker (Note 2)		60,000
Cash		32,618
Income receivable		3,519,746
Receivable for shares sold		219,287
Receivable for variation margin on futures contracts		6,562
TOTAL ASSETS		325,863,472
Liabilities:
Payable for investments purchased	$1,834,128
Payable for shares redeemed	859,038
Income distribution payable	56,875
Payable for other service fees (Notes 2 and 5)	91,074
Payable for distribution services fee (Note 5)	4,573
Payable for investment adviser fee (Note 5)	2,904
Payable for administrative fee (Note 5)	173
Accrued expenses (Note 5)	98,392
TOTAL LIABILITIES		2,947,157
Net assets for 29,934,649 shares outstanding		$322,916,315
Net Assets Consists of:
Paid-in capital		$301,402,600
Total distributable earnings (loss)		21,513,715
TOTAL NET ASSETS		$322,916,315
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($269,587,261 ÷ 24,985,464 shares outstanding) $0.01 par value, 250,000,000 shares authorized	$10.79
Offering price per share (100/95.50 of $10.79)	$11.30
Redemption proceeds per share	$10.79
Class B Shares:
Net asset value per share ($903,101 ÷ 83,608 shares outstanding) $0.01 par value, 50,000,000 shares authorized	$10.80
Offering price per share	$10.80
Redemption proceeds per share (94.50/100 of $10.80)	$10.21
Class C Shares:
Net asset value per share ($6,103,260 ÷ 565,155 shares outstanding) $0.01 par value, 50,000,000 shares authorized	$10.80
Offering price per share	$10.80
Redemption proceeds per share (99.00/100 of $10.80)	$10.69
Class F Shares:
Net asset value per share ($28,761,103 ÷ 2,666,474 shares outstanding) $0.01 par value, 50,000,000 shares authorized	$10.79
Offering price per share (100/99.00 of $10.79)	$10.90
Redemption proceeds per share (99.00/100 of $10.79)	$10.68
Institutional Shares:
Net asset value per share ($17,561,590 ÷ 1,633,948 shares outstanding) $0.01 par value, 300,000,000 shares authorized	$10.75
Offering price per share	$10.75
Redemption proceeds per share	$10.75
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of OperationsYear Ended March 31, 2021

Investment Income:
Interest			$9,951,791
Dividends			79,536
TOTAL INCOME			10,031,327
Expenses:
Investment adviser fee (Note 5)		$1,418,248
Administrative fee (Note 5)		252,469
Custodian fees		16,542
Transfer agent fees		192,311
Directors’/Trustees’ fees (Note 5)		8,690
Auditing fees		40,199
Legal fees		8,258
Distribution services fee (Note 5)		63,218
Other service fees (Notes 2 and 5)		762,364
Portfolio accounting fees		126,530
Share registration costs		83,254
Printing and postage		33,241
Miscellaneous (Note 5)		38,953
TOTAL EXPENSES		3,044,277
Waiver and Reduction:
Waiver of investment adviser fee (Note 5)	$(332,362)
Reduction of custodian fees (Note 6)	(748)
TOTAL WAIVER AND REDUCTION		(333,110)
Net expenses			2,711,167
Net investment income			7,320,160
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			3,112,449
Net realized gain on futures contracts			101,179
Net change in unrealized appreciation of investments			8,047,211
Net change in unrealized appreciation of futures contracts			103,911
Net realized and unrealized gain (loss) on investments and futures contracts			11,364,750
Change in net assets resulting from operations			$18,684,910
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended March 31	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income	$7,320,160	$8,221,226
Net realized gain	3,213,628	1,145,227
Net change in unrealized appreciation/depreciation	8,151,122	683,629
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	18,684,910	10,050,082
Distributions to Shareholders:
Class A Shares	(7,192,786)	(8,483,157)
Class B Shares	(28,359)	(67,470)
Class C Shares	(132,121)	(207,748)
Class F Shares	(785,163)	(866,872)
Institutional Shares	(501,560)	(428,355)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(8,639,989)	(10,053,602)
Share Transactions:
Proceeds from sale of shares	35,382,773	43,199,043
Net asset value of shares issued to shareholders in payment of distributions declared	7,777,105	8,928,359
Cost of shares redeemed	(46,933,221)	(58,743,884)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,773,343)	(6,616,482)
Change in net assets	6,271,578	(6,620,002)
Net Assets:
Beginning of period	316,644,737	323,264,739
End of period	$322,916,315	$316,644,737
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
March 31, 2021
1. ORGANIZATION
Federated Hermes Municipal Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide for its shareholders a high level of current income which is exempt from federal regular income tax. Interest income from the Fund’s investments normally will not be subject to the federal AMT for individuals, but may be subject to state and local taxes.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
Prior to June 29, 2020, the name of the Fund was Federated Municipal Bond Fund, Inc.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Directors (the “Directors”).
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment
Annual Shareholder Report

income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reduction of $333,110 is disclosed in Note 5 and Note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended March 31, 2021, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$668,282
Class B Shares	3,773
Class C Shares	17,299
Class F Shares	73,010
TOTAL	$762,364
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended March 31, 2021, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2021, tax years 2018 through 2021 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearing house, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional values of short futures contracts held by the Fund throughout the period was $556,767. This is based on amounts held as of each day throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Annual Shareholder Report

Additional information on restricted securities held at March 31, 2021 is as follows:
Security	Acquisition Date	Acquisition Cost	Value
Director of the State of Nevada Department of Business and Industry (Doral Academy of Nevada CS), Charter School Revenue Bonds (Series 2017A), 5.000%, 7/15/2047	8/31/2017	$309,392	$328,162
Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226A) MUNINVs, 6.401%, 1/1/2046	2/1/2019	$1,960,319	$2,373,710
Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226B) MUNINVs, 6.401%, 1/1/2047	2/1/2019	$1,754,509	$2,123,380
Washington State Housing Finance Commission (Rockwood Retirement Communities), Nonprofit Housing Revenue & Refunding Revenue Bonds (Series 2020A), 5.000%, 1/1/2041	2/1/2019	$2,188,016	$2,163,009
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Assets
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for variation margin on futures contracts	$103,911*
*
Includes cumulative net appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2021
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$101,179

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$103,911
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended March 31	2021		2020
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,679,794	$18,010,050	1,591,278	$16,951,621
Shares issued to shareholders in payment of distributions declared	591,674	6,344,515	691,521	7,395,964
Shares redeemed	(2,536,903)	(27,185,002)	(3,457,750)	(36,942,491)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(265,435)	$(2,830,437)	(1,174,951)	$(12,594,906)

Year Ended March 31	2021		2020
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	33	$362	85	$913
Shares issued to shareholders in payment of distributions declared	2,649	28,349	6,221	66,566
Shares redeemed	(138,941)	(1,481,905)	(120,961)	(1,294,492)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(136,259)	$(1,453,194)	(114,655)	$(1,227,013)

Year Ended March 31	2021		2020
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	148,674	$1,582,274	371,963	$3,953,237
Shares issued to shareholders in payment of distributions declared	11,709	125,597	17,165	183,677
Shares redeemed	(363,183)	(3,895,847)	(450,673)	(4,645,477)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(202,800)	$(2,187,976)	(61,545)	$(508,563)

Year Ended March 31	2021		2020
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	265,319	$2,809,909	675,118	$7,170,585
Shares issued to shareholders in payment of distributions declared	72,506	777,130	79,899	854,183
Shares redeemed	(448,860)	(4,790,362)	(522,454)	(5,491,799)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(111,035)	$(1,203,323)	232,563	$2,532,969
Annual Shareholder Report

Year Ended March 31	2021		2020
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,212,965	$12,980,178	1,406,111	$15,122,687
Shares issued to shareholders in payment of distributions declared	46,881	501,514	40,016	427,969
Shares redeemed	(891,279)	(9,580,105)	(983,891)	(10,369,625)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	368,567	$3,901,587	462,236	$5,181,031
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(346,962)	$(3,773,343)	(656,352)	$(6,616,482)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2021 and 2020, was as follows:
	2021	2020
Tax-exempt income	$7,238,870	$8,295,194
Ordinary income	$352	$396,433
Long-term capital gains	$1,400,767	$1,361,975
As of March 31, 2021, the components of distributable earnings on a tax-basis were as follows:
Undistributed tax-exempt income	$5,903
Undistributed ordinary income (including short-term capital gains)	$644,555
Undistributed long-term capital gains	$1,057,818
Net unrealized appreciation	$19,805,439
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities and mark to market of futures contracts.
At March 31, 2021, the cost of investments for federal tax purposes was $302,219,820. The net unrealized appreciation of investments for federal tax purposes was $19,805,439. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $20,155,484 and net unrealized depreciation from investments for those securities having an excess of cost over value of $350,045. The amounts presented are inclusive of derivative contracts.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to: (a) 0.30% of the Fund’s average daily net assets; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2021, the Adviser voluntarily waived $332,362 of its fee.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2021, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2021, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$11,321
Class C Shares	51,897
TOTAL	$63,218
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2021, FSC retained $22,693 of fees paid by the Fund.
Annual Shareholder Report

Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended March 31, 2021, FSC retained $12,041 in sales charges from the sale of Class A Shares. FSC also retained $1,197, $1,983, $1,212 and $4,454 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended March 31, 2021, FSSC received $191,743 of the other service fees disclosed in Note 2.
Interfund Transactions
During the year ended March 31, 2021, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $78,600,900 and $81,327,500, respectively. Net realized gain (loss) recognized on these transactions was $(39,090).
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.83%, 1.58%, 1.58%, 0.83% and 0.58% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2022; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended March 31, 2021, the Fund’s expenses were reduced by $748 under these arrangements.
Annual Shareholder Report

7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2021, were as follows:
Purchases	$85,885,099
Sales	$87,109,262
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of March 31, 2021, the Fund had no outstanding loans. During the year ended March 31, 2021, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of March 31, 2021, there were no outstanding loans. During the year ended March 31, 2021, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
Annual Shareholder Report

11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended March 31, 2021, 99.99% of distributions from net investment income is exempt from federal income tax other than the federal AMT.
For the year ended March 31, 2021, the amount of long-term capital gains designated by the Fund was $1,400,767.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FEDERATED Hermes MUNICIPAL BOND FUND, INC.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Municipal Bond Fund, Inc. (formerly, Federated Municipal Bond Fund, Inc.) (the “Fund”), including the portfolio of investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
May 24, 2021
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 10/1/2020	Ending Account Value 3/31/2021	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,021.80	$4.18
Class B Shares	$1,000	$1,017.00	$7.95
Class C Shares	$1,000	$1,018.00	$7.95
Class F Shares	$1,000	$1,021.80	$4.18
Institutional Shares	$1,000	$1,023.10	$2.93
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.79	$4.18
Class B Shares	$1,000	$1,017.05	$7.95
Class C Shares	$1,000	$1,017.05	$7.95
Class F Shares	$1,000	$1,020.79	$4.18
Institutional Shares	$1,000	$1,022.04	$2.92
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	0.83%
Class B Shares	1.58%
Class C Shares	1.58%
Class F Shares	0.83%
Institutional Shares	0.58%
Annual Shareholder Report

Board of Directors and Fund Officers
The Board of Directors is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Fund comprised one portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: December 1986
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016
Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer,
Vice President and Assistant Secretary, Federated Hermes, Inc.;
Chairman and Trustee, Federated Administrative Services; Chairman
and Director, Federated Administrative Services, Inc.; Trustee and
Treasurer, Federated Advisory Services Company; Director or Trustee
and Treasurer, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, and Federated Investment
Management Company; Director, MDTA LLC; Director, Executive Vice
President and Assistant Secretary, Federated Securities Corp.;
Director or Trustee and Chairman, Federated Services Company and
Federated Shareholder Services Company; and Director and
President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant
Secretary, Federated Investment Management Company, Federated
Global Investment Management Company and Passport Research,
LTD; Treasurer, Passport Research, LTD; Executive Vice President,
Federated Securities Corp.; and Treasurer, FII Holdings, Inc.

*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; formerly,
Chairman and CEO, The Collins Group, Inc. (a private equity
firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, KLX Energy Services Holdings, Inc. (oilfield services); former
Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; and Director and Vice Chair, Our Campaign for the
Church Alive!, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes,
Inc. in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated
Hermes’ taxable fixed-income products in 2004 and also serves as a
Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice
President of the Fund’s Adviser in 2009 and served as a Senior Vice
President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his
M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2020
Federated Municipal Bond Fund, Inc. (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND'S NAME CHANGED TO FEDERATED HERMES MUNICIPAL BOND FUND, INC.)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Directors encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Directors deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings
Annual Shareholder Report

throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
Annual Shareholder Report

compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
Annual Shareholder Report

though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2019, the Fund’s performance for the one-year period was above the median of the relevant Performance Peer Group, and the Fund’s performance fell below the median of the relevant Performance Peer Group for the three-year and five-year periods. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated
Annual Shareholder Report

Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Annual Shareholder Report

Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from
Annual Shareholder Report

management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
Annual Shareholder Report

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Municipal Bond Fund, Inc. (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”) has adopted and implemented a liquidity risk management program (the “Program”) for the Fund. The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and
Annual Shareholder Report

effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed line of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Municipal Bond Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313913105
CUSIP 313913204
CUSIP 313913303
CUSIP 313913402
CUSIP 313913600
8042830 (5/21)
© 2021 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 – $39,900

Fiscal year ended 2020 - $30,200

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2021 - $54,001

Fiscal year ended 2020 - $179,917

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Municipal Bond Fund, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date May 24, 2021

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 24, 2021